Exhibit 10.2

EXECUTION COPY

AMENDMENT NO.  2 TO THE
SENIOR SECURED SUPERPRIORITY PRIMING
DEBTOR-IN-POSSESSION CREDIT AGREEMENT

and

AMENDMENT NO. 1 TO THE

SENIOR SECURED SUPERPRIORITY PRIMING

DEBTOR-IN-POSSESSION NOTE PURCHASE AGREEMENT

 Dated as of July 17, 2009

AMENDMENT NO. 2 TO THE SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION CREDIT AGREEMENT and AMENDMENT NO. 1 TO THE SENIOR SECURED SUPERPRIORITY PRIMING DEBTOR-IN-POSSESSION NOTE PURCHASE AGREEMENT among MILACRON INC., a Delaware corporation (the “Borrower”), the guarantors listed on the signature pages hereto (the “Guarantors”), DDJ CAPITAL MANAGEMENT, LLC (“DDJ”), as administrative agent (the “Administrative Agent”) for the Lenders and the other Secured Parties, AVENUE INVESTMENTS, L.P. (“Avenue”), the Affiliates of DDJ listed on the signature pages hereto (together with Avenue the “Initial Lenders”), the other banks, financial institutions and other institutions lenders from time to time party hereto (each, a “Lender”, and collectively with the Initial Lenders and any other person that becomes a Lender, the “Lenders”) and the purchasers of the DIP Term Notes from time to time party hereto (the “Purchasers”).

PRELIMINARY STATEMENTS:

(1)

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Senior Secured Superpriority Priming Debtor-in-Possession Credit Agreement dated as of March 11, 2009, as amended by Amendment No. 1 to the Senior Secured Superpriority Priming Debtor-in-Possession Credit Agreement dated as of May 12, 2009 (as amended, supplemented, modified or restated from time to time, the “Credit Agreement”).

(2)

The Borrower, the Guarantors, the Administrative Agent and the Purchasers have entered into that certain Senior Secured Superpriority Priming Debtor-in-Possession Note Purchase Agreement dated as of May 12, 2009 (as amended, supplemented, modified or restated from time to time, the “Note Purchase Agreement”). Capitalized terms not otherwise defined in this Amendment (the “Amendment”) have the same meanings as specified in the Credit Agreement or Note Purchase Agreement, as applicable.

(2)

The Borrower has requested changes and modifications to the Credit Agreement  and Note Purchase Agreement as hereinafter set forth and the Lenders and Purchasers are, on the terms and conditions stated below, willing to grant the request of the Borrower and amend the Credit Agreement and Note Purchase Agreement, as applicable, as hereinafter set forth.

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement

SECTION 1.

Amendments.  Each of the Credit Agreement and Note Purchase Agreement are, effective as of the date hereof (the “Amendment No. 2 Effective Date”) and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows.

(a) Amendments to Credit Agreement.

(1) The definition of “Permitted Intercompany Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase “$3,500,000 (provided that notwithstanding the foregoing, the aggregate amount of Debt permitted to be incurred under this clause (i)(b) shall not exceed $500,000 without the prior written consent of the Required Lenders)” contained in clause (i)(b)(D) thereof and substituting in lieu thereof the following:

“$8,000,000 (provided that notwithstanding the foregoing, the aggregate amount of Debt permitted to be incurred under this clause (i)(b), when aggregated with any outstanding Investments incurred pursuant to Section 5.02(g)(vii), shall not exceed $6,500,000 without the prior written consent of the Required Lenders)”.

(2) Section 5.02(g) of the Credit Agreement is hereby amended and restated as follows:

“Investments.  Make or hold, or permit any of its Subsidiaries to make, any Investment in any Person, except for (i) Investments existing on the Effective Date, as set forth on Schedule 5.02(g) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other material modification of the terms thereof, (ii) Investments in Cash Equivalents; (iii) advances and loans constituting Permitted Intercompany Debt; (iv) Investments not constituting loans or advances by (A) any Loan Party in any other Loan Party and (B) Non-Loan Party in any other Non-Loan Party; (v) Investments (A) received in satisfaction or partial satisfaction thereof from financially troubled account debtors or in connection with the settlement of delinquent accounts and disputes with customers and suppliers, or (B) received in settlement of debts created in the ordinary course of business and owing to the Borrower or any Subsidiary or in satisfaction of judgments; (vi) Investments (A) in the form of deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with current market practices, (B) in the form of extensions of trade credit in the ordinary course of business, or (C) in the form of prepaid expenses and deposits to other Persons in the ordinary course of business; (vii) Investments constituting Hedge Agreement entered into for non-speculative purposes; (viii) Investments by a Loan Party in Foreign Subsidiaries in an amount not to exceed, when aggregated with any Debt permitted under clause (i)(b) of the definition of Permitted Intercompany Debt, $8,000,000 (provided that notwithstanding the foregoing, the aggregate amount of Investments permitted under this clause (viii), when aggregated with any outstanding Debt incurred pursuant to clause (i)(b) of the definition of Permitted Intercompany Debt, shall not exceed $6,500,000 without the prior written consent of the Required Lenders) during the term of this Agreement so long as the proceeds of such Investment are directly, or indirectly, applied by such Foreign Subsidiary in accordance with the DIP Budget; and (ix) Investments by a Loan Party in the capital stock of a Foreign Subsidiary, which is funded solely from the retirement of outstanding intercompany Debt existing as of the Effective Date which is owing by such Foreign Subsidiary to such Loan Party.”

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement

(b) Amendments to Note Purchase Agreement. Article V of the Note Purchase Agreement is hereby amended to take into account the amendments set forth in clause (a) of this Section 1, and such amendments shall apply to the Note Purchase Agreement mutatis mutandis, taking into account such modifications as are necessary to reflect the terms in the Note Purchase Agreement and in the DIP Term Notes.

SECTION 2.

Conditions of Effectiveness.  This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement and Note Purchase Agreement, respectively.  This Amendment shall become effective as of the Amendment No. 2 Effective Date when and only when, on or before the Amendment No. 2 Effective Date the Administrative Agent shall have received counterparts of this Amendment executed by each Loan Party and the Required Lenders or, as to any of the Lenders or Purchasers, advice satisfactory to the Administrative Agent that such Lender or Purchaser has executed this Amendment.

SECTION 3.

Reference to and Effect on the Credit Agreement, Note Purchase Agreement and the Notes.  (a)  On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in (i) the Note Purchase Agreement, (ii) the Notes and (iii) each of the other Transaction Documents, to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)

On and after the Amendment No. 2 Effective Date, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in (i) the Credit Agreement, (ii) the Notes and (iii) each of the other Transaction Documents, to “the Note Purchase Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement, as amended by this Amendment.

(c)

The Credit Agreement, Note Purchase Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(d)

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Purchaser or the Administrative Agent under the Credit Agreement or Note Purchase Agreement, nor constitute a waiver of any provision of the Credit Agreement or Note Purchase Agreement. Each of the parties hereto agree to be bound by the Credit Agreement or Note Purchase Agreement, to the extent party thereto, as amended hereby.

SECTION 4.

Costs, Expenses.  The Borrower hereby agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement and Section 11.03 of the Note Purchase Agreement.

SECTION 5.

Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement

telecopier or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.

Affirmation and Consent of Guarantors.  Each Guarantor hereby consents to the amendments to the Credit Agreement and Note Purchase Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under the Credit Agreement and Note Purchase Agreement, each as amended hereby, or in any other Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference to “this Agreement”, “hereunder”, “hereof” or words of like import shall mean and be a reference to the Credit Agreement or Note Purchase Agreement, as applicable, as amended by this Amendment, (b) the pledge and security interest in the Collateral granted by it pursuant to the Collateral Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Collateral Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 7.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MILACRON INC., as Borrower and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement

MILACRON PLASTICS

TECHNOLOGIES GROUP INC.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

D-M-E COMPANY.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

CIMCOOL INDUSTRIAL PRODUCTS INC.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

MILACRON MARKETING COMPANY.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

MILACRON CANADA LTD.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

MILACRON CAPITAL HOLDINGS B.V.

As a Guarantor and as a Debtor and Debtor in Possession

By:      /s/    David E. Lawrence

Title:     President & CEO

Milacron - Amendment No. 2 to the DIP Credit Agreement

Amendment No. 1 to the DIP Note Purchase Agreement